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                                                                     EXHIBIT 4.2


           SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

        This Second Amended and Restated Registration Rights Agreement (the "Agreement") is made and entered into as of December 8, 1999 between ATG GROUP, INC. a Delaware corporation (the "Company"), and those persons listed on
Schedule 1 hereto (such persons, together with Affiliates thereof that hold Registrable Securities are referred to as the "Investors").

        WHEREAS, those Investors holding Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and the Founder Investors (collectively, the "Prior Investors") entered into a Registration Rights Agreement with the Company, dated July 30, 1999 (the "Prior Agreement");

        WHEREAS, the Company is selling shares of its Series D Preferred Stock to certain purchasers (the "Series D Purchasers");

        WHEREAS, in order to induce the Series D Purchasers to purchase the Series D Preferred Stock, the Investors and the Company have agreed to provide for the registration rights set forth in this Agreement;

        WHEREAS, the Company and the Investors desire to amend and restate the Prior Agreement, as amended by the Amendment, to read in its entirety as set forth in this Agreement.

        NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

        Unless otherwise defined herein, capitalized terms so used herein and not defined shall have the same meaning as provided in the Purchase Agreement.

        1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

               "Commission" means the Securities and Exchange Commission.

               "Commission Form S-3" has the meaning specified in Section 2(a) of this Agreement.

               "Common Stock" means the Common Stock, par value $.0001 per share, of the Company, as constituted on the date hereof, any shares of the Company's capital stock into which such Common Stock shall be changed, or any shares of the Company's capital stock resulting from any reclassification of such Common Stock or recapitalization of the Company.

               "Conversion Stock" means the Common Stock issued or issuable pursuant to the conversion of the Convertible Preferred Stock.

               "Convertible Preferred Stock" means the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.



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               "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated from time to time thereunder, all as the same shall be in effect at the time.

               "Founder Investors" means Clifford G. Rudolph, Michael Black and Curtis Wheeling and a "Founder Investor" means any one of them.

               "Founder Stock" means the Common Stock held by the Founder Investors and the Rudolph Family 1997 Trust dated 10/10/97.

               "Incidental Registration" has the meaning specified in Section 2(b) of this Agreement.

               "Indemnified Parties" has the meaning specified in Section 6(a) of this Agreement.

               "Indemnifying Party" has the meaning specified in Section 6(c) of this Agreement.

               "Investors" means the Investors referred to in the Preamble and any other person holding Registrable Securities to whom these registration rights have been assigned pursuant to Section 9(f) of this Agreement.

               "Majority Investors" means at any time the holders of a majority of the Conversion Stock.

               "Person" shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

               "Purchase Agreement" means the Securities Purchase Agreement of even date herewith among the Company and each of the parties named therein as "Investors."

               "Redeemable Preferred Stock" means the Company's Redeemable Preferred Stock, par value $.0001 per share.

               "Registrable Securities" means the following (in each case as adjusted for stock splits, recapitalizations and other similar events) (i) the Conversion Stock; (ii) any Common Stock or other securities issued or issuable with respect to the Conversion Stock pursuant to any stock split, stock dividend, recapitalization, or similar event; (iii) securities (other than Redeemable Preferred Stock) issued in replacement or exchange of any of the securities issued in clauses (i) or (ii) above; and (iv) Founder Stock; provided, however, that any and all shares described in clauses (i)-(iv) above that are resold to the public pursuant to a registration statement or pursuant to Rule 144(g) promulgated under the Securities Act shall cease to be Registrable Securities upon such resale.

               "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing, listing and National Association of Securities Dealers, Inc. ("NASD") fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses,


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all messenger and delivery expenses, any transfer taxes, the fees and expenses of the Company's legal counsel and independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of one counsel for all of the Investors, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; provided, however, that Registration Expenses shall not include underwriting discounts and commissions.

               "Required Registration" has the meaning specified in Section 2(a) of this Agreement.

               "Securities Act" means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated from time to time thereunder, all as the same shall be in effect at the time.

               "Series A Preferred Stock" means the Company's Series A Preferred Stock, par value $.0001 per share.

               "Series B Preferred Stock" means the Company's Series B Preferred Stock, par value $.0001 per share.

               "Series C Preferred Stock" means the Company's Series C Preferred Stock, par value $.0001 per share.

               "Series D Preferred Stock" means the Company's Series D Preferred Stock, par value $.0001 per share.

               "Underwriter's Maximum Number" has the meaning specified in
Section 2(f) of this Agreement.

        2. Registration.

               (a) Requested Registration. At any time after the earlier of: (i) Company's initial public offering of equity securities, or (ii) the second anniversary of the date of this Agreement, upon written request by the Majority Investors that the Company effect the registration under the Securities Act of all or part of the Registrable Securities (a "Requested Registration"), the Company shall use its diligent efforts to effect the registration under the Securities Act of the Registrable Securities that the Company has been so requested to register by such Majority Investors within ninety (90) days after receipt of such request or within forty-five (45) days after receipt of such request if the Company is qualified to file a registration statement on Commission Form S-3 or any successor or similar short-form registration statement (collectively, "Commission Form S-3"); provided, however, that (i) the Company shall not be obligated to effect a Requested Registration on Commission Form S-3 pursuant to this Section 2(a) unless the anticipated aggregate offering price of the Registrable Securities to be sold pursuant thereto is at least $5,000,000 in the aggregate and (ii) each Investor, acting alone, shall have the right to request that the Company register all or any portion of such Investor's Registrable Securities (subject to the $5,000,000 aggregate offering threshold referenced above) if the Company is qualified to file a registration statement on Commission Form S-3, whether or not the Majority Investors join in such request, and thereupon the Company shall use its diligent efforts to effect such registration in accordance with the provisions


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hereof. The Company must effect an unlimited number of registrations pursuant to this Section 2(a) to the extent such registrations may be effected on Commission Form S-3 (and meet the $5,000,000 aggregate offering threshold referenced above); provided, however, that (i) the Company shall not be obligated to effect more than three (3) Requested Registrations hereunder on Commission Form S-1 or any other Commission Form other than Commission Form S-3; and (ii) the Company shall not be obligated to keep effective at any one time more than three registration statements on Commission Form S-3 with respect to Registrable Securities requested to be registered in accordance with this Section 2(a), and if the Company is requested to effect the registration of Registrable Securities on Commission Form S-3 at a time when it is keeping three such registration statements effective, it may delay effecting such Requested Registration until it is no longer required in accordance with Section 3(a)(iii) to keep effective one of the then effective registration statements on Commission Form S-3.
Subject to Section 2(f) and the next succeeding sentence of this section 2(a), the Company may include in such Requested Registration other securities of the Company for sale, for the Company's account or for the account of any other person, if and to the extent that the managing underwriter determines that the inclusion of such additional shares will not interfere with the orderly sale of the Registrable Securities subject to such Requested Registration at a price range approved in writing by the Majority Investors. Upon receipt of any such written request by the Majority Investors that the Company effect a Requested Registration, the Company will notify each other Investor of such request at least thirty (30) days prior to the filing of such registration statement, and upon the request of any such Investor given in writing within fifteen (15) days after the receipt of such notice, subject to Section 2(f), the Company shall as soon as practicable thereafter cause any of the Registrable Securities specified by any such Investor to be included in such registration statement (and any related qualification under blue sky laws or other compliance) to the extent such registration is permissible under the Securities Act and subject to the conditions of the Securities Act.).

               (b) Incidental Registration. If the Company for itself or any of its security holders shall at any time or times after the date hereof determine or is requested in accordance with Section 2(a) to register under the Securities Act any shares of its capital stock or other securities (other than (i) the registration of an offer, sale or other disposition of securities solely to employees of, or other persons providing services to, the Company, or any subsidiary pursuant to an employee or similar benefit plan registered on Form S-8 or a similar successor form or (ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule, registered on Form S-4 or similar or successor forms), on each such occasion the Company will notify each Investor of such determination or request at least thirty (30) days prior to the filing of such registration statement, and upon the request of any Investor given in writing within twenty (20) days after the receipt of such notice, subject to Section 2(f), the Company shall use its diligent efforts as soon as practicable thereafter to cause any of the Registrable Securities specified by any such Investor to be included in such registration statement to the extent such registration is permissible under the Securities Act and subject to the conditions of the Securities Act (an "Incidental Registration").

               (c) Registration Statement Form. The Company shall, if permitted by law, effect any applicable registration requested under Section 2 by the filing of a registration statement on Commission Form S-3 and shall use its diligent efforts to take any action necessary to maintain its eligibility to utilize Commission Form S-3 to permit resales as requested by the Investors with


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respect to "Transactions Involving Secondary Offerings" as described in General
Instruction 1.B.3 of Commission Form S-3.

               (d) Expenses. The Company shall pay all Registration Expenses incurred in connection with any Incidental Registration and any Requested Registrations meeting the requirements set forth in this Section 2, including the fees and disbursements of one firm of attorneys representing the Investors participating in each Incidental Registration and each Requested Registration.

               (e) Effective Registration Statement. A Requested Registration or an Incidental Registration requested pursuant to Section 2(a) or Section 2(b), respectively, shall not be deemed to have been effected unless the registration statement filed with respect thereto in accordance with the Securities Act has become effective with the Commission. Notwithstanding the foregoing, a registration statement will not be deemed to have become effective if (i) after it has become effective with the Commission, such registration is made subject to any stop order, injunction, or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason other than a misrepresentation or omission by any Investor, or (ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than solely by reason of some act or omission by any Investor.

               (f) Priority in Registration. If a Requested Registration or an Incidental Registration is an underwritten offering, and the managing underwriters shall give written advice to the Investors or the Company, as the case may be, that, in their opinion, market conditions dictate that no more than a specified maximum number of securities (the "Underwriter's Maximum Number") could successfully be included in such registration, then the Company and the Investors will be able to participate in such offering in the following order of priority: (A) in the case of a Requested Registration, (i) first, there shall be included in such registration that number of Registrable Securities issued upon conversion of shares of Convertible Preferred Stock that the holders thereof shall have requested to be included in such offering, either in a request by the Majority Investors or in a notice given to the Company pursuant to the final sentence of Section 2(a), pro rata in accordance with the relative number of shares originally requested to be included in such registration statement by such Investors, to the full extent of the Underwriter's Maximum Number; (ii) second, the Company shall be entitled to include in such registration that number of securities that it proposes to offer and sell for its own account to the full extent of the remaining portion of the Underwriter's Maximum Number; and (iii) third, to the extent not inconsistent with any registration rights hereafter granted by the Company to holders of Company securities, the Founder Investors shall be entitled to include in such registration that number of shares of Registrable Securities that the Founder Investors shall have requested to be included in such registration to the full extent of the remaining portion of the Underwriter's Maximum Number; and (B) in the case of an Incidental Registration (i) first, the Company shall be entitled to include in such registration that number of securities that the Company proposes to offer and sell for its own account in such registration and that does not exceed the Underwriter's Maximum Number; (ii) second, the Company will be obligated and required to include in such registration that number of shares of Registrable Securities issued upon the conversion of shares of Convertible Preferred Stock that the holders thereof shall have requested to be included in such offering, pro rata in accordance with the relative number of shares originally requested to be included in such registration statement by such Investors, to the full


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extent of the remaining portion of the Underwriter's Maximum Number; and (iii)
third, to the extent not inconsistent with any registration rights hereafter granted by the Company to holders of the Company's securities, the Company will be obligated and required to include in such registration that number of shares of Founder Stock requested to be included in such offering by the Founder Investors along with other securities of the Company that shall have been requested by other Persons having registration rights pursuant to one or more other registration rights agreements with the Company. If the number of shares of Registrable Securities requested to be included in an underwritten offering exceeds the then remaining portion of the Underwriter's Maximum Number as provided in clauses (A) and (B) of this Section 2(f), as the case may be, then the Investors whose aggregate request so exceeds the then remaining portion of the Underwriter's Maximum Number may include shares of Registrable Securities in such underwritten offering pro rata in accordance with the relative number of shares originally requested to be included in such offering by such Investors in the writing delivered in accordance with Section 2(a) or Section 2(b), as the case may be.

               (g) Delay of Registration. Notwithstanding anything in this
Section 2 to the contrary, the Company shall have the right to delay any registration of Registrable Securities requested pursuant to paragraph (a) of this Section 2 for up to ninety (90) days if such registration would, in the judgment of the Company's Board of Directors, be detrimental to the Company and its stockholders for such registration statement to be filed on or before the date filing would otherwise be required and it would be essential to defer such filing.

               (h) Limitations. Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to take any action to effect registration, qualification or compliance with respect to its Registrable
Securities:

                      (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process unless the Company is already subject to service in such jurisdiction and except as required by the Securities Act;

                      (ii) that would require it to qualify generally to do business in any jurisdiction in which it is not already so qualified;

                      (iii) that would subject it to general taxation in a jurisdiction in which it is not already subject generally to taxation; or

                      (iv) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the 180th day immediately following the effective date of any registration statement pertaining to securities of the Company, provided that the Company is actively employing in good faith reasonable efforts to cause such registration statement to become effective.

               (i) Termination. The rights to Requested Registrations in accordance with Section 2(a) and to participate in Incidental Registrations in accordance with Section 2(b) shall terminate on the seventh anniversary of the Company's first Qualified Public Offering (as such term


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is defined in the Company's Third Amended and Restated Certificate of
Incorporation as in effect on the date hereof).

        3. Registration Procedures.

               (a) If and whenever the Company is required to use its diligent efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2, the Company, as expeditiously as possible and subject to the terms and conditions of Section 2, will do the following:

                      (i) prepare and file with the Commission the requisite registration statement to effect such registration and use its diligent efforts to cause such registration to become and remain effective for the period set forth in Section 3(a)(iii) below;

                      (ii) permit any Investor who, in the reasonable judgment of the Company's counsel, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement;

                      (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 180 days after such registration statement becomes effective (such period of 180 days to be extended one day for each day during such period that such registration statement shall be subject to any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction);

                      (iv) furnish to the Investors such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the purchaser or any Investor of Registrable Securities to be sold under such registration statement may reasonably request;

                      (v) use its diligent efforts to register or qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as any Investor of Registrable Securities to be sold under such registration statement shall reasonably request, to keep such registration or qualification in effect for the time period set forth in Section 3(a)(iii) hereof, and take any other action that may be reasonably necessary or advisable to enable the Investor who holds Registrable Securities to be sold under such registration statement to consummate the disposition thereof in such jurisdictions;


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                      (vi) use its diligent efforts to cause all Registrable
Securities covered by such registration statement to be registered with or approved by such other United States state governmental agencies or authorities as may be necessary to enable the Investor of Registrable Securities to be sold under such registration statement to consummate the intended disposition of such Registrable Securities;

                      (vii) in the event of the issuance of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its diligent efforts promptly to obtain the withdrawal of such order;

                      (viii) use its diligent efforts to furnish to the Investors of Registrable Securities to be sold under such registration statement
(1) an opinion, dated the effective date of the registration statement, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Investors making such request, stating that such registration statement has become effective under the Securities Act and that (i) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (ii) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements and related schedules contained therein);
(iii) to the knowledge of such counsel, as of the effective date, neither the registration statement, the prospectus, nor any amendment or supplement thereto (other than the financial statements and related schedules therein), contains any untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (iv) the descriptions in the registration statement or the prospectus, or any amendment or supplement thereto, of the securities to be registered, insofar as such description purports to constitute a summary of the terms of the securities to be registered, and the description of the underwriting, insofar as such description purports to describe the provisions of the laws and documents, which have been provided to counsel, directly pertaining to the underwriting are accurate and fairly present the information required to be shown; and (v) such counsel does not know of any pending legal or governmental proceedings to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the then-current or future consolidated financial position, stockholders' equity or results of operation of the Company, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto or to be filed as exhibits to the registration statement that are not described and filed as required (such opinion of counsel shall additionally cover such legal matters with respect to the registration in respect of which such opinion is being given as the Investors may reasonably request and may contain such qualifications and limitations as are customarily included in opinions of such sort); and (2) a letter, dated the effective date of the registration statement, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Investors making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the


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opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act (such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Investors may reasonably request);

                      (ix) immediately notify the Investors of Registrable Securities included in such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of its becoming aware of any event as result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Investors promptly prepare and furnish to the Investors a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                      (x) otherwise use its diligent efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                      (xi) provide a transfer agent for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

                      (xii) use its diligent efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed.

               (b) The Company may require each Investor of Registrable Securities to be sold under such registration statement to furnish the Company with such information and undertakings as it may reasonably request regarding such Investor and the distribution of such securities as the Company may from time to time reasonably request in writing.

               (c) Each Investor, by execution of this Agreement, agrees (A) that upon receipt of any notice from the Company, or upon such Investor's otherwise becoming aware, of the happening of any event of the kind described in subdivision (a)(ix) of this Section 3, such Investor will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the receipt by such Investor of the copies of the supplemented or amended prospectus contemplated by subdivision
(a)(ix) of this Section 3 and, if so


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directed by the Company, will deliver to the Company all copies other than permanent file copies, then in possession of the Investors of the prospectus relating to such Registrable Securities current at the time of receipt of such notice and (B) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished in writing by such Investor to the Company specifically for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In the event the Company or any such Investor shall give any such notice, the period referred to in subdivision (a)(iii) of this Section 3 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to subdivision (a)(ix) of this Section 3 to and including the date when such Investor shall have received the copies of the supplemented or amended prospectus contemplated by subdivision (a)(ix) of this
Section 3.

        4. Underwritten Offerings.

               (a) Underwritten Offering. In connection with any underwritten offering pursuant to a registration requested under Section 2(a), the Company will enter into an underwriting agreement with the underwriters for such offering, such agreement to be in form and substance reasonably satisfactory to the Majority Investors and such underwriters in their reasonable judgment and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 6. Each Investor participating in such underwritten registration shall be a party to such underwriting agreement and may, at such Investor's option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of each such Investor and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Investor. No Investor participating in any such underwritten registration shall be required by the provisions hereof to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Investor and its intended method of distribution and any other representation required by law.

               (b) Selection of Underwriters. If a Requested Registration pursuant to Section 2(a) involves an underwritten offering, then the Company shall select the underwriter from underwriting firms of national reputation, subject to the reasonable approval of the Investors of a majority of the Registrable Securities to be included in such registration.

               (c) Holdback Agreements. Each Investor hereby agrees, if so requested by the managing underwriter in each underwritten registration of the Company's capital stock or other securities described in Section 2(a) and
Section 2(b) in a writing referencing this Section 4(c), not to effect (except as part of such underwritten registration in accordance with the provisions hereof) any sale, distribution, short sale, loan, grant of options for the purchase of, or otherwise dispose of, any Registrable Securities for such period as such underwriter requests, such period in no event to commence earlier than seven (7) days prior to, or to end more than 180 days after, the effective date


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of such registration. Each Investor further agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce the provisions of this Section 4(c).

        5. Preparation, Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give the Investors of Registrable Securities to be sold under such registration statement, the underwriters, if any, and their respective counsel and accountants, advance draft copies of such registration statement, each prospectus included therein or filed with the Commission at least 5 business days prior to the filing thereof with the Commission, and any amendments and supplements thereto promptly as they become available, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Investors and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

        6. Indemnification and Contribution.

               (a) Indemnification by the Company. In the event of any registration under the Securities Act pursuant to Section 2 of any Registrable Securities covered by such registration, the Company will, and hereby does, indemnify and hold harmless each Investor of Registrable Securities to be sold under such registration statement, each such Investor's legal counsel, each other person who participates as an underwriter in the offering or sale of such securities (if so required by such underwriter as a condition to including the Registrable Securities of the Investors in such registration) and each other person, if any, who controls any such Investor or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any losses, claims, damages or liabilities, joint or several, to which the Investors or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act or state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will reimburse the Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information regarding the Indemnified Party and furnished to the Company in writing by any Indemnified Party specifically for use therein.

               (b) Indemnification by the Investors. As a condition to including any Registrable Securities of any holder thereof in any registration statement filed pursuant to Section 2, such holder of Registrable Securities hereby agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if, and only if, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information regarding the Indemnified Party and furnished in writing to the Company directly by such person or entity specifically for use therein; provided, however, that the obligation of any Investor hereunder shall be limited to an amount equal to the net proceeds received by such Investor upon the sale of Registrable Securities sold in the offering covered by such registration, unless such liability arises out of or is based upon such Investor's willful misconduct.

               (c) Notices of Claims, etc. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 6, such Indemnified Party will, if a claim in respect thereof is to be made against a party required to provide indemnification (an "Indemnifying Party"), give written notice to the latter of the commencement of such action, provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligation under the preceding subdivisions of this Section 6, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified and indemnifying parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by the Company and each holder of Registrable Securities, respectively, included in any registration statement to each other and any underwriter, as applicable, with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act; provided, however, that no Investor shall be obligated to indemnify any party to an extent or regarding any matter not addressed in Section 6(b) hereof unless requested by the underwriter in a public offering of the Company's Securities.

               (e) Indemnification Payment. The indemnification required by this
Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

               (f) Survival of Obligations. The obligations of the Company and of the Investors under this Section 6 shall survive the completion of any offering of Registrable Securities under this Agreement.

               (g) Contribution. If the indemnification provided for in this
Section 6 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in this Section 6 an amount or additional amount, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or parties, on the one hand, and the Indemnified Party, on the other, in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations; provided however, that the obligation of any Investor for contribution pursuant to this Section shall be limited to an amount equal to the net proceeds received by such Investor upon the sale of Registrable Securities sold in the offering covered by such registration less any amount previously contributed pursuant to this Section. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or parties, on the one hand, or the Indemnified Party, on the other, and the parties' relative, intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6(g) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this
Section 6. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        7. Covenants Relating to Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration after such time as a public market exists for the Common Stock of the Company, the Company agrees to do the following:

               (a) to make and keep public information available in accordance with Rule 144 under the Securities Act at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

               (b) to use its diligent efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, as amended (at any time after it has become subject to such reporting requirements); and

               (c) so long as an Investor owns any Registrable Securities, to furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements) and a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration.

        8. Other Registration Rights. The Company represents and warrants that it has not granted any registration rights to any Person other than established by this Agreement. Except with the consent of the Majority Investors, the Company shall not grant to any Person any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remain in effect.

        9. Miscellaneous.

               (a) Specific Performance. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

               (b) Notices. All demands, notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by facsimile machine (with a confirmation copy sent by one of the other methods authorized in this Section), commercial (including FedEx) or U.S. Postal Service overnight delivery service, or, deposited with the U.S. Postal Service mailed first class, registered or certified mail, postage prepaid, as set forth below:

               If to the Company or any Founder Investor, addressed to:

                      Mr. Clifford G. Rudolph
                      Chairman and Chief Executive Officer
                      100 Stony Point Road, Suite 130
                      Santa Rosa, California 95401
                      Facsimile:  (707) 535-8909

               with a copy to:

                      Wilson Sonsini Goodrich & Rosati, P.C.
                      650 Page Mill Road
                      Palo Alto, California 94304-1050
                      Attn: Daniel R. Mitz, Esq.
                      Telecopy:  (650) 493-6811

               If to any Investor, at its address set forth on Schedule 1 hereto:

               with a copy, if to a holder of Series A Preferred Stock, Redeemable Preferred Stock, Series B Preferred Stock, to:

                      Edwards & Angell, LLP
                      101 Federal Street
                      Boston, Massachusetts 02110
                      Attn:  Leonard Q. Slap, Esq.
                      Facsimile: (617) 439-4170

        Notices shall be deemed given upon the earlier to occur of (i) receipt by the party to whom such notice is directed; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Time and, if sent after 5:00 p.m. Eastern Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (iii) on the first business day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial carrier if sent by commercial overnight delivery service; or (iv) the fifth day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following deposit thereof with the U.S. Postal Service as aforesaid. Each party, by notice duly given in accordance therewith may specify a different address for the giving of any notice hereunder.

               (c) Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware (without giving effect to any conflicts or choice of laws provisions that would cause the applications of the domestic substantive laws of any other jurisdiction).

               (d) Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only, and do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

               (e) Entire Agreement; Amendments. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements (including the Prior Agreement) and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Majority Investors. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by an amendment or waiver authorized by this Section 9(e), whether or not any such Registrable Securities shall have been marked to indicate such consent.

               (f) Assignability. This Agreement and all of the provisions hereof will be assigned, without the consent of the Company, by any Investor to, and shall inure to the benefit of, any permitted purchaser, transferee or assignee of more than 250,000 shares of Registrable Securities (as adjusted for stock splits, recapitalizations, and other similar events) unless the Investor specifies otherwise in connection with particular transfers of Registrable Securities, and any such permitted purchaser, transferee or assignee shall take shares of Registrable Securities subject to, and shall be bound by, the terms of this Agreement; provided in each instance that the transferee or assignee of such rights assumes in writing the obligations of such Investor under this Agreement. However, the Company shall not be required to recognize any such purchaser, transferee or assignee as a Investor under this Agreement unless and until either (i) such person becomes the holder of record of Registrable Securities, (ii) the Company receives written notice of such purchase, transfer or assignment, or (iii) such purchase, transfer or assignment is to an entity which is wholly-owned by such Investor or is under common control (as determined in accordance with the Securities Exchange Act of 1934, as amended) with such Investor and the Company has provided written consent which shall not be unreasonably: (i) withheld, (ii) conditioned or (iii) delayed.

               (g) Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto as separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    COMPANY:


                                    ATG GROUP, INC.


                                    By: /s/ THOMAS A. GRINA
                                       -----------------------------------------
                                       Thomas A. Grina, Senior Vice President


                                    INVESTORS:

                                    ALTA COMMUNICATIONS VII, L.P.

                                    BY: ALTA COMMUNICATIONS VII MANAGERS, LLC,
                                         ITS GENERAL PARTNER


                                    By: /s/ EILEEN McCARTHY
                                       -----------------------------------------
                                       Name: Eileen McCarthy
                                            ------------------------------------
                                       Title: Member
                                             -----------------------------------

                                    ALTA VII ASSOCIATES LLC

                                    BY: ALTA COMMUNICATIONS, INC., ITS MANAGER


                                    By: /s/ EILEEN McCARTHY
                                       -----------------------------------------
                                       Name: Eileen McCarthy
                                            ------------------------------------
                                       Title: VP - Finance
                                             -----------------------------------


                                    NORWEST VENTURE PARTNERS VI,
                                       LP

                                    BY: ITASCA VC PARTNERS VI, LLP, ITS GENERAL
                                          PARTNER

                                    By: /s/ JOHN P. WHALEY
                                       -----------------------------------------
                                       John P. Whaley, Partner


  [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                    NORWEST EQUITY PARTNERS VI,
                                      LP

                                    BY: ITASCA LBO PARTNERS VI, LLP, ITS GENERAL
                                          PARTNER


                                    By: /s/  JOHN P. WHALEY
                                       -----------------------------------------
                                       John P. Whaley, Partner


                                    ONELIBERTY FUND IV, L.P.

                                    BY: ONELIBERTY PARTNERS IV, LLC, ITS GENERAL
                                          PARTNER


                                    By: /s/ EDWIN M. KANIA, JR.
                                       -----------------------------------------
                                       Edwin M. Kania, Jr., Managing Member


                                    ONELIBERTY ADVISORS FUND IV,
                                      L.P.

                                    BY: ONELIBERTY PARTNERS IV, L.L.C., ITS
                                          GENERAL PARTNER


                                    By: /s/ EDWIN M. KANIA, JR.
                                       -----------------------------------------
                                       Edwin M. Kania, Jr.,
                                       Managing Member


  [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                    CENTENNIAL FUND V, L.P.

                                    BY: CENTENNIAL HOLDINGS V, L.P.,
                                        ITS GENERAL PARTNER

                                    By: /s/ ADAM GOLDMAN
                                       -----------------------------------------
                                       Adam Goldman, General Partner



                                    CENTENNIAL FUND VI, L.P.

                                    BY: CENTENNIAL HOLDINGS VI, LLC,
                                        ITS GENERAL PARTNER

                                    By: /s/ ADAM GOLDMAN
                                       -----------------------------------------
                                       Adam Goldman, Managing Principal



                                    CENTENNIAL ENTREPRENEURS FUND VI, L.P.

                                    BY: CENTENNIAL HOLDINGS VI, LLC,
                                        ITS GENERAL PARTNER

                                    By: /s/ ADAM GOLDMAN
                                       -----------------------------------------
                                       Adam Goldman, Managing Principal



                                    CENTENNIAL HOLDINGS I, LLC

                                    By: /s/ ADAM GOLDMAN
                                       -----------------------------------------
                                       Adam Goldman, Senior Vice President


  [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                    BCI GROWTH V, L.P.

                                    BY: GLENPOINTE ASSOCIATES V, LLC

                                    By: General Partner

                                       Name:  /s/ STEPHEN J. ELEY
                                            ------------------------------------
                                       Title:  Managing Member
                                             -----------------------------------
                                               Stephen J. Eley

                                    BCI INVESTORS, LLC

                                    By:   /s/ STEPHEN J. ELEY
                                        ----------------------------------------
                                       Name:  Stephen J. Eley
                                            ------------------------------------
                                       Title:  Managing Member
                                             -----------------------------------


                                    DUFF, ACKERMAN & GOODRICH L.P.

                                    BY: DAG LLC

                                    By: /s/ JOHN M. DUFF, JR.
                                       -----------------------------------------
                                       Name: John M. Duff, Jr.
                                            ------------------------------------
                                       Title: Managing Director
                                             -----------------------------------


                                    UNIONBANCAL VENTURE
                                    CORPORATION

                                    By: /s/ KEVIN SAMPSON  /s/ TERRI LANG
                                       -----------------------------------------
                                       Name: Kevin Sampson,  Terri Lang
                                            ------------------------------------
                                       Title: VP           VP
                                             -----------------------------------

                                     /s/ BILL O'MEARA
                                    --------------------------------------------
                                    Bill O'Meara


  [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                    FIRST UNION CAPITAL PARTNERS


                                    By: /s/ SCOTT PERPER
                                       -----------------------------------------
                                       Scott Perper, Managing Partner


                                    JP MORGAN INVESTMENT
                                      CORPORATION


                                    By: /s/ JOHN WATKINS
                                       -----------------------------------------
                                       John Watkins, Managing Director


                                    SIXTY WALL STREET SBIC FUND,
                                      L.P.


                                    By: /s/ JOHN WATKINS
                                       -----------------------------------------
                                       John Watkins, Vice President


                                    AT&T VENTURE FUND II, LP

                                    BY: VENTURE MANAGEMENT, LLC, ITS GENERAL
                                          PARTNER


                                    By: /s/ NEAL M. DOUGLAS
                                       -----------------------------------------
                                       Neal M. Douglas, Manager


  [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                    SPECIAL PARTNERS FUND, LP

                                    BY: VENTURE MANAGEMENT III, LLC, ITS GENERAL
                                          PARTNER


                                    By: /s/ NEAL M. DOUGLAS
                                       -----------------------------------------
                                       Neal M. Douglas, Manager


                                    SPECIAL PARTNERS FUND
                                      INTERNATIONAL, LP

                                    BY: VENTURE MANAGEMENT III, LLC, ITS
                                          INVESTMENT GENERAL PARTNER


                                    By: /s/ NEAL M. DOUGLAS
                                       -----------------------------------------
                                       Neal M. Douglas, Manager

                                    WS INVESTMENT COMPANY 99B


                                    By: /s/ DANIEL MITZ
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    WS INVESTMENT COMPANY 98B


                                    By: /s/ DANIEL MITZ
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


 [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                    TPG PARTNERS II, L.P.
                                    BY: TPG GENPAR II, L.P.
                                    BY: TPG ADVISORS II, INC.


                                    By: /s/ JEFFREY A. SHAW
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    TPG PARALLEL II, L.P.
                                    BY: TPG GENPAR II, L.P.
                                    BY: TPG ADVISORS II, INC.


                                    By: /s/ JEFFREY A. SHAW
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    TPG INVESTORS II, L.P.
                                    BY: TPG GENPAR II, L.P.
                                    BY: TPG ADVISORS II, INC.


                                    By: /s/ JEFFREY A. SHAW
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    TPG 1999 EQUITY PARTNERS II, L.P.
                                    BY: TPG ADVISORS II, INC.


                                    By: /s/ JEFFREY A. SHAW
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


 [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                    CORNERSTONE PROPERTIES I, LLC


                                    By: /s/ JOHN JACQUES
                                       -----------------------------------------
                                       John Jacques, Member


                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By: /s/ MICHAEL J. BANN
                                       -----------------------------------------
                                       Name:  Michael J. Bann
                                            ------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------


                                    NEWCOURT COMMERCIAL FINANCE CORPORATION

                                    By:  /s/ JOHN P. SIRICO, II
                                       -----------------------------------------
                                       Name:  John P. Sirico, II
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                     /s/ STEVEN W. ROTH
                                    --------------------------------------------
                                    Steven W. Roth


                                     /s/ LEONARD Q. SLAP
                                    --------------------------------------------
                                    Leonard Q. Slap


                                     /s/ MICHAEL E. GIBSON
                                    --------------------------------------------
                                    Michael E. Gibson


                                     /s/ KEVIN E. SOMERVILLE
                                    --------------------------------------------
                                    Kevin E. Somerville


 [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                    TELECOM PARTNERS II, L.P.

                                    BY: TELECOM MANAGEMENT II, L.L.C., ITS
                                          GENERAL PARTNER


                                    By: /s/ STEPHEN W. SCHOVEE
                                       -----------------------------------------
                                       Stephen W. Schovee, Managing Member

                                     /s/ G. JACKSON TANKERSLEY
                                    --------------------------------------------
                                    G. Jackson Tankersley, Jr., d/b/a The
                                          Millennial Fund


                                    THE RUDOLPH FAMILY 1997 TRUST
                                      DATED 10/10/97


                                    By: /s/ CLIFFORD G. RUDOLPH
                                       -----------------------------------------
                                       Clifford G. Rudolph, Trustee


                                     /s/ MICHAEL BLACK
                                    --------------------------------------------
                                    Michael Black


                                     /s/ CURTIS WHEELING
                                    --------------------------------------------
                                    Curtis Wheeling


                                     /s/ CLIFFORD G. RUDOLPH
                                    --------------------------------------------
                                    Clifford G. Rudolph


                                    EAGLE CREEK CAPITAL LLC


                                    By: /s/ DAVID E. BOYLE
                                       -----------------------------------------
                                       David E. Boyle, Vice President


 [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                     /s/ MARTIN KORMAN
                                    --------------------------------------------
                                    Martin Korman


                                     /s/ JOHN AGUIRRE
                                    --------------------------------------------
                                    John Aguirre


                                     /s/ DANIEL MITZ
                                    --------------------------------------------
                                    Daniel Mitz


                                     /s/ KURT HAMMERSTROM
                                    --------------------------------------------
                                    Kurt Hammerstrom


                                    ANDREW J. HIRSCH & NINA M. BROOKS, TRUSTEES
                                    OF HIRSCH/BROOKS FAMILY TRUST -
                                    1999 U/I DTD. 10/08/99


                                    By: /s/ ANDREW J. HIRSCH
                                       -----------------------------------------
                                       Andrew J. Hirsch, Trustee


 [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                    MILLENNIAL HOLDINGS, LLC

                                     /s/ G. JACKSON TANKERSLEY
                                    --------------------------------------------
                                    G. Jackson Tankersley, Jr., Managing Member


 [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                    MUSHTARAK LIMITED

                                    By: /s/ Abdul Wahab S. Albaptain
                                       -----------------------------------------
                                    Name:  Abdul Wahab S. Albaptain
                                         ---------------------------------------
                                    Title:  Director
                                          --------------------------------------


 [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]